                                EXHIBIT 99.1

         RESTATEMENT OF EARNINGS PER SHARE UNDER STATEMENT OF FINANCIAL
                        ACCOUNTING STANDARDS NO.123

In February 1997, the Financial Accounting Standards Board issued Statement of Accounting Standards No. 128, "Earnings per Share" (SFAS 128). SFAS 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share.

Restatement of selected financial data is for the fiscal quarters in each of the years ended September 30, 1997 and September 30, 1996, and the five fiscal years ended September 30, 1997, and related disclosures as prescribed by SFAS 128, "Earnings per Share" for the three fiscal years ended September 30, 1997.

QUARTERLY INFORMATION

The following information restates earnings per share amounts under Item 6 of the 1997 Form 10-K for the fiscal quarters in each of the years ended September 30, 1997 and September 30, 1996.


                                                                          Fiscal 1997, Quarter Ended
                                              ---------------------------------------------------------------------------------
                                              September 30              June 30                March 31             December 31
                                              ---------------------------------------------------------------------------------
  Earnings per share as
       previously presented                      $    0.42             $    0.16               $   0.12              $     0.18

  Earnings per share
       restated:

           Basic:
            Continuing operations                $     0.44            $     0.16             $   0.13               $     0.19
            Total                                $     0.44            $     0.16             $   0.13               $     0.19

           Diluted:
            Continuing operations                $     0.42            $     0.16             $   0.12               $     0.18
            Total                                $     0.42            $     0.16             $   0.12               $     0.18

                                                                           Fiscal 1996, Quarter Ended
                                              ---------------------------------------------------------------------------------
                                                September 30             June 30               March 31             December 31
                                              ---------------------------------------------------------------------------------
   Earnings per share as
       Previously presented                      $     0.32            $     0.13             $   0.15               $     0.13
   Earnings per share
       Restated:

           Basic:
            Continuing operations                $     0.13            $     0.14             $   0.16               $     0.14
            Total                                $     0.35            $     0.14             $   0.16               $     0.14
           Diluted:
            Continuing operations                $     0.11            $     0.13             $   0.15               $     0.13
            Total                                $     0.32            $     0.13             $   0.15               $     0.13


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

FISCAL YEAR INFORMATION

The following information restates earnings per share amounts under Item 6 of the 1997 Form 10-K for the five fiscal years ended September 30, 1997.


                                                                      Fiscal Years Ended September 30,
                                              ------------------------------------------------------------------------------
                                                1997             1996              1995             1994             1993
                                              ------------------------------------------------------------------------------
   Earnings per share as
       previously presented                   $  0.87          $  0.73           $  0.56          $  0.47           $  0.19
   Earnings per share
       restated:

           Basic:
            Continuing operations             $  0.93          $  0.57           $  0.62          $  1.40          $  0.28
            Total                             $  0.93          $  0.81           $  0.62          $  0.49          $  0.21

           Diluted:
            Continuing operations             $  0.87          $  0.52           $  0.54          $  1.30          $  0.26
            Total                             $  0.87          $  0.73           $  0.54          $  0.46          $  0.19


SFAS 128 DISCLOSURE

The calculation of Basic and Diluted earnings per share for each of the three years ended September 30, 1997 are as follows.

                                                                                  (thousands, except per share amounts)

                                                                                      Fiscal Years Ended September 30,
                                                                           --------------------------------------------------
                                                                                1997               1996             1995
                                                                           --------------------------------------------------
   Net income:
       Continuing operations                                               $      15,655      $     9,047       $     8,815
       Total                                                               $      15,655      $    12,799       $     8,815

    Weighted-average common shares - Basic                                        16,881           15,840            14,191
    Effect of dilutive stock options and warrants                                  1,144            1,596             2,040

    Adjusted weighted-average common shares and
       assumed conversions - Diluted                                              18,025           17,436            16,231

    Earnings per share - Basic:
       Continuing operations                                               $        0.93      $      0.57       $      0.62
       Total                                                               $        0.93      $      0.81       $      0.62

    Earnings per share - Diluted:
       Continuing operations                                               $        0.87      $      0.52       $      0.54
       Total                                                               $        0.87      $      0.73       $      0.54

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